EXPENDITURE COMMITMENTS	6 Months Ended
Jun. 30, 2018
EXPENDITURE COMMITMENTS
EXPENDITURE COMMITMENTS

NOTE 19 — EXPENDITURE COMMITMENTS

In conjunction with the Eagle Ford acquisition, the Company entered into new midstream contracts with a large pipeline company and production purchaser to provide gathering, processing, transport and marketing of production for the newly acquired properties.  The contracts contain commitments to deliver oil, natural gas and NGL volumes to meet minimum revenue commitments (“MRC”), a portion of which are secured by letters of credit and performance bonds.

	Remaining 2018	2019	2020	2021	2022	Total
30 June 2018 (US$'000)
Hydrocarbon handling and gathering agreement	5,481	10,133	14,449	14,232	6,852	51,147
Crude oil and condensate marketing agreements	2,021	3,075	4,706	7,565	4,381	21,748
Gas processing agreement	1,247	1,993	2,020	-	-	5,260
Gas transportation agreements	128	588	595	-	-	1,311
Total minimum revenue commitment	8,877	15,789	21,770	21,797	11,233	79,466

Under the terms of the contract, if the Company fails to deliver the volumes to satisfy the MRC under any of the contracts, it is required to pay a deficiency payment equal to the shortfall.  If the volumes and associated fees are in excess of the MRC in any year, the overage can be applied to reduce the commitment in the subsequent years.  Due to the timing of the acquisition, the Company’s 2018 development program is back-loaded in 2018.  As a result, the Company anticipates it may have a shortfall under the agreements of up to $2.7 million for 2018. The amount of the shortfall, if any, that may exist at 31 December 2018 will be highly dependent on the timing of well completions and the production results from new drilling.